UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 14, 2006

FMC TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16489	36-4412642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1803 Gears Road, Houston, TX 77067

(Address of principal executive offices) (Zip Code)

(281) 591-4000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – Financial Information

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 14, 2006, FMC Technologies, Inc. issued a press release announcing its financial results for the fiscal quarter and year ended December 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

SECTION 9 – Financial Statements and Exhibits

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

99.1	Press Release issued by FMC Technologies, Inc. dated February 14, 2006

Exhibit 99.1 to this report contains a non-GAAP financial measure as defined in Item 10 of Regulation S-K of the Securities and Exchange Act of 1934, as amended. Management reports its financial results in accordance with generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP performance measures utilized for internal analysis provide financial statement users meaningful comparisons between current and prior period results, as well as important information regarding performance trends. This non-GAAP financial measure may be inconsistent with similar measures presented by other companies. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC TECHNOLOGIES, INC.

By:	/s/ William H. Schumann, III
William H. Schumann, III
Senior Vice President and Chief Financial Officer

Date: February 14, 2006